Exhibit 99.1

United Fire Group announces completion of debt offering
CEDAR RAPIDS, IOWA – June 3, 2024 – United Fire Group, Inc (the “Company” or “UFG”) (NASDAQ: UFCS), a property and casualty insurance holding company, today announced that it has successfully completed a placement of $70 million aggregate principal senior unsecured 9.0% notes due May 31, 2039 (the “Notes”) in a private offering (the “Offering”) with Ares Management Credit funds as the lead investor. Proceeds from the Offering will be used to support anticipated growth and for general corporate purposes.

“We are pleased with the successful execution of this capital raise,“ said UFG President and CEO Kevin Leidwinger. “We appreciate the investment community’s support of our long-term strategies intended to deliver sustainable profitable growth.”

Stonybrook Capital, LLC served as the Company’s exclusive financial advisor in connection with the Offering.

“We are pleased to provide a long-term private capital solution in support of UFG’s growth initiatives,” said Jeff Hughes, Managing Director in the Ares Credit Group. “This investment fits squarely within the Ares Alternative Credit team’s focus on delivering creative and flexible private credit solutions and represents our continued focus to partner with the insurance industry.”

The Ares Alternative Credit strategy is one of the largest investors in asset-based credit managing approximately $36.5 billion in assets under management as of March 31, 2024. The team invests across the capital structure and seeks opportunities in specialty finance, lender finance, loan portfolios, equipment leasing, structured products, net lease, cash flow streams (royalties, licensing, management fees) and other asset-focused investments.

The notes were offered and sold in a transaction exempt from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and in the United States only to persons reasonably believed to be "qualified institutional buyers" in reliance on the exemption from registration under the Securities Act provided by Rule 144A and outside the United States to certain non U.S. persons in offshore transactions in reliance on Regulation S under the Securities Act.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state.

About UFG

Founded in 1946 as United Fire & Casualty Company, UFG, through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance.

Through our subsidiaries, we are licensed as a property and casualty insurer in 50 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. A.M. Best Company assigns a rating of "A-" (Excellent) for members of the United Fire & Casualty Group. For more information about UFG, visit www.ufginsurance.com.

Contact:

Investor Relations
Email: ir@unitedfiregroup.com

Media Inquiries
Email: news@unitedfiregroup.com

Exhibit 99.1

Disclosure of Forward-Looking Statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)," "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain(s) optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission ("SEC") on February 29, 2024. The risks identified in our Annual Report on Form 10-K and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.